                                                                  Exhibit 10.3

THIS FIFTH AMENDED AND RESTATED FACILITY D NOTE IS AN AMENDMENT, RESTATEMENT, MODIFICATION AND INCREASE, BUT NOT A NOVATION OF(i) THE FOURTH AMENDED AND RESTATED FACILITY D NOTE DATED JULY 8, 2004, AND (ii) THE OVERLINE FACILITY D NOTE BY THE BORROWERS IN FAVOR OF THE BANK DATED NOVEMBER 3, 2004 AS AMENDED AND RESTATED BY THE AMENDED AND RESTATED OVERLINE FACILITY D NOTE DATED DECEMBER 21, 2004 (collectively the "Existing Facility D Notes"). THIS FIFTH AMENDED AND RESTATED FACILITY D NOTE CONSOLIDATES AND REPLACES THE EXISTING FACILITY D NOTES.


                   FIFTH AMENDED AND RESTATED FACILITY D NOTE


$11,000,000                                            Pittsburgh, Pennsylvania
                                                             September 30, 2005

                  FOR VALUE RECEIVED, the undersigned, PDG Environmental, Inc., a Delaware corporation, Project Development Group, Inc., a Pennsylvania corporation, Enviro-Tech Abatement Services, Co., a North Carolina corporation, and PDG, Inc., a Pennsylvania corporation (collectively and jointly and severally, "Borrowers"), hereby jointly and severally promise to pay to the order of Sky Bank, an Ohio banking institution having an office at 101 East Washington Street, New Castle, Pennsylvania 16103 ("Bank"), on or before the Facility D Expiry Date, and at such earlier dates as may be required by the Loan Agreement (as defined below), the lesser of (i) the principal sum of Eleven Million and 00/100 Dollars ($11,000,000.00), or (ii) the aggregate unpaid principal amount of all Facility D Loans made by Bank to Borrower pursuant to the Loan Agreement. Borrowers hereby further jointly and severally promise to pay to the order of Bank interest on the unpaid principal amount of this Fifth Amended and Restated Facility D Note from time to time outstanding at the rate or rates per annum determined pursuant to Article II of, or as otherwise provided in, the Loan Agreement, and with such amounts being payable on the dates set forth in Article II of, or as otherwise provided in, the Loan Agreement.

                  All payments and prepayments to be made in respect of principal, interest, or other amounts due from Borrowers under this Fifth Amended and Restated Facility D Note shall be payable at 12:00 noon, New Castle, Pennsylvania time, on the day when due, without presentment, demand, protest or notice of any kind, all of which are expressly waived, and an action therefor shall immediately accrue. All such payments shall be made to Bank at its designated office located at 101 East Washington Street, New Castle, Pennsylvania, in lawful money of the United States of America in immediately available funds without setoff, counterclaim or other deduction of any nature.

                  Except as otherwise provided in the Loan Agreement, if any payment of principal or interest under this Fifth Amended and Restated Facility D Note shall become due on a day which is not a Business Day, such payment shall be made on the next following Business Day and such extension of time shall be included in computing interest in connection with such payment.

                  This Fifth Amended and Restated Facility D Note is one of the Notes referred to in, and is entitled to the benefits of, that certain Loan Agreement dated as of August 3, 2000, as amended by Amendment to Loan Agreement dated as of June 14, 2001, that certain Second Amendment to Loan Agreement dated as of May 6, 2002, that certain Third Amendment to Loan Agreement dated as of August 30, 2002, that certain Fourth Amendment to Loan Agreement dated as of December 31, 2002, that certain Fifth Amendment to Loan Agreement dated as of February 28, 2003, that certain Sixth Amendment to Loan Agreement dated as of July 22, 2003, that certain Seventh Amendment to Loan Agreement dated as of January 28, 2004, that certain Eighth Amendment to Loan Agreement, dated July 8, 2004, that certain Ninth Amendment to Loan Agreement dated as of November 3, 2004, that certain Tenth Amendment to Loan Agreement dated as of December 21, 2004, that certain Eleventh Amendment to Loan Agreement dated as of June 22, 2005,and further amended by that Twelfth Amendment to Loan Agreement dated of even date herewith by and between Borrowers and Bank (as such agreement may be further amended, modified or supplemented from time to time, the "LOAN AGREEMENT"), which among other things, provides for the acceleration of the maturity hereof upon the occurrence of certain events and may provide for prepayments in certain circumstances and upon certain terms and conditions. This Fifth Amended and Restated Facility D Note is secured by, and is entitled to the benefits of, the Loan Documents, as the same may be amended, modified or supplemented from time to time. Capitalized terms used in this Fifth Amended and Restated Facility D Note which are defined in the Loan Agreement shall have the meanings assigned to them therein unless otherwise defined in this Fifth Amended and Restated Facility D Note.

                  This Fifth Amended and Restated Facility D Note shall be governed by, and shall be construed and enforced in accordance with, the laws of the Commonwealth of Pennsylvania without regard to the principles applicable to the conflicts of laws thereof. Each Borrower hereby consents to the jurisdiction and venue of the Court of Common Pleas of Allegheny County, Pennsylvania, Court of Common Pleas of Lawrence County, Pennsylvania and the United States District Court for the Western District of Pennsylvania with respect to any suit arising out of, relating to or mentioning this Fifth Amended and Restated Facility D Note.


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                                       2

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CONFESSION OF JUDGMENT. EACH BORROWER HEREBY IRREVOCABLY              Borrowers
AUTHORIZES AND EMPOWERS THE PROTHONOTARY, ANY ATTORNEY OR ANY         Initials
CLERK OF ANY COURT OF RECORD, TO APPEAR FOR AND CONFESS JUDGMENT
AGAINST SUCH BORROWER, UPON THE OCCURRENCE OF AN EVENT OF             ---------
DEFAULT, FOR SUCH SUMS AS ARE DUE AND/OR MAY BECOME DUE UNDER            JCR
THIS FIFTH AMENDED AND RESTATED FACILITY D NOTE, THE LOAN             ---------
AGREEMENT AND THE OTHER LOAN DOCUMENTS, WITH OR WITHOUT
DECLARATION, WITH COSTS OF SUIT, WITHOUT STAY OF EXECUTION AND
WITH AN AMOUNT EQUAL TO TEN PERCENT (10%) OF THE AMOUNT OF SUCH       ---------
JUDGMENT, BUT NOT LESS THAN ONE THOUSAND DOLLARS ($1,000), ADDED
FOR ATTORNEYS' COLLECTION FEES. NOTWITHSTANDING THE ATTORNEY'S
COMMISSION PROVIDED FOR IN THE PRECEDING SENTENCE (WHICH IS
INCLUDED IN THE WARRANT FOR PURPOSES OF ESTABLISHING A SUM
CERTAIN), THE AMOUNT OF ATTORNEYS' FEES THAT THE BANK MAY RECOVER
FROM SUCH BORROWER SHALL NOT EXCEED THE ACTUAL ATTORNEYS' FEES
INCURRED BY THE BANK. TO THE EXTENT PERMITTED BY LAW, EACH
BORROWER RELEASES ALL ERRORS IN SUCH PROCEEDINGS. IF A COPY OF
THIS FIFTH AMENDED AND RESTATED FACILITY D NOTE, VERIFIED BY
AFFIDAVIT BY OR ON BEHALF OF THE HOLDER OF THIS FIFTH AMENDED AND
RESTATED FACILITY D NOTE SHALL HAVE BEEN FILED IN SUCH ACTION, IT
SHALL NOT BE NECESSARY TO FILE THE ORIGINAL FIFTH AMENDED AND
RESTATED FACILITY D Note AS A WARRANT OF ATTORNEY. THE AUTHORITY
AND POWER TO APPEAR FOR AND CONFESS JUDGMENT AGAINST BORROWERS
SHALL NOT BE EXHAUSTED BY THE INITIAL EXERCISE THEREOF AND MAY BE
EXERCISED AS OFTEN AS THE HOLDER SHALL FIND IT NECESSARY AND
DESIRABLE AND THIS FIFTH AMENDED AND RESTATED FACILITY D NOTE
SHALL BE A SUFFICIENT WARRANT THEREFOR. THE HOLDER HEREOF MAY
CONFESS ONE OR MORE JUDGMENTS IN THE SAME OR DIFFERENT
JURISDICTIONS FOR ALL OR ANY PART OF THE AMOUNT OWING HEREUNDER,
WITHOUT REGARD TO WHETHER JUDGMENT HAS THERETOFORE BEEN CONFESSED
ON MORE THAN ONE OCCASION FOR THE SAME AMOUNT. IN THE EVENT ANY
JUDGMENT CONFESSED AGAINST ANY BORROWER HEREUNDER IS STRICKEN OR
OPENED UPON APPLICATION BY OR ON SUCH BORROWER'S BEHALF FOR ANY
REASON, HOLDER IS HEREBY AUTHORIZED AND EMPOWERED TO AGAIN APPEAR
FOR AND CONFESS JUDGMENT AGAINST SUCH BORROWER FOR ANY PART OR
ALL OF THE AMOUNTS OWING HEREUNDER, AS PROVIDED FOR HEREIN, IF
DOING SO WILL CURE ANY ERRORS OR DEFECTS IN SUCH PRIOR
PROCEEDINGS.

--------------------------------------------------------------------------------

WAIVER OF TRIAL BY JURY. EACH BORROWER EXPRESSLY, KNOWINGLY AND       Borrowers
VOLUNTARILY WAIVES ALL BENEFIT AND ADVANTAGE OF ANY RIGHT TO A        Initials
TRIAL BY JURY, AND IT WILL NOT AT ANY TIME INSIST UPON, OR PLEAD
OR IN ANY MANNER WHATSOEVER CLAIM OR TAKE THE BENEFIT OR              ---------
ADVANTAGE OF A TRIAL BY JURY IN ANY ACTION ARISING IN CONNECTION        JCR
WITH THIS FIFTH AMENDED AND RESTATED FACILITY D NOTE, THE LOAN        ---------
AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS.

                                                                      ---------

--------------------------------------------------------------------------------

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



NOTICE - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIM YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON ITS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.


                  IN WITNESS WHEREOF, and intending to be jointly and severally and legally bound hereby, each Borrower, by its duly authorized officers, has executed, issued and delivered this Fifth Amended and Restated Facility D Note in Pittsburgh, Pennsylvania on the day and year written above.

ATTEST:                                    PDG ENVIRONMENTAL, INC.


/a/ James D. Chiafullo                     By:/s/ John C, Regan
----------------------------------            ------------------------
Secretary                                  Title :President & CEO
                                                  --------------------

ATTEST:                                    PROJECT DEVELOPMENT GROUP, INC.

/a/ James D. Chiafullo                     By: :/s/ John C, Regan
----------------------------------              ----------------------
Secretary                                  Title: President & CEO
                                                 ---------------------

ATTEST:                                    ENVIRO-TECH ABATEMENT
                                           SERVICES, CO.

/a/ James D. Chiafullo                     By: :/s/ John C, Regan
----------------------------------              ----------------------
Secretary                                  Title: President & CEO
                                                 ---------------------

ATTEST:                                    PDG, INC.


/a/ James D. Chiafullo                     By: :/s/ John C, Regan
----------------------------------              ----------------------
Secretary                                  Title: President & CEO
                                                 ---------------------


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